UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021 (December 20, 2021)

KREIDO BIOFUELS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55909	20-3240178
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 357, Ren’ai Street Yongkang District Tainan City, Taiwan	71072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-2542372

Unit 1010-15, 11/F, Tower B

New Mandarin Plaza

14 Science Museum Road

Tsim Sha Tsui, KLN, Hong Kong

+(852) 9862 6962

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 14, 2021, Kreido Biofuels, Inc., a Nevada corporation (“we,” “KRBF” or the “Company”), nine stockholders (the “Selling Stockholders”) and six purchasers (the “Purchasers”) entered into a Stock Purchase Agreement (the “SPA”), pursuant to which the Purchasers agreed to purchase from the Selling Stockholders 13,099,243 shares of common stock of the Company, par value $0.001 (collectively, the “Shares”), constituting approximately 89% of the issued and outstanding shares of common stock of the Company, for aggregate consideration of Four Hundred Twenty Thousand Dollars ($420,000) in accordance with the terms and conditions of the SPA. The acquisition of the Shares consummated on December 20, 2021, and the Shares were ultimately purchased by the following individuals:

Selling Shareholder	No. of Common Stock	Purchaser
DOU Chu Ju	554,856	PG MAX & CO, LLC
ZHANG Chao	214,387	CHEN,HSUEH-NI
HEUNG Kin Leung Kenny	55,000	HSIAO, CHUNG-PIN
HEUNG Pak Kuen	55,000	HSIAO, CHUNG-PIN
HEUNG Teui Yee	55,000	HSIAO, YU-CHIAO
KWAN Chin Man	55,000	HSIAO, YU-CHIAO
LEUNG Wong Hung	55,000	HSU, CHENG-HSING
MAK Chit Ming Brian	55,000	HSU, CHENG-HSING
Pang King Sau Nelson	12,000,000	Orient Express & Co., Ltd.

Total	13,099,243

Orient Express & Co., Ltd. holds a controlling interest in the Company, and may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders. Cheng Hsing Hsu, our new Chief Financial Officer and Director, is the director and controlling shareholder of Orient Express & Co., Ltd.

Upon the consummation of the sale, Chan Kwok Wai Davy, our sole executive officer and director, resigned from all of his positions with the Company, effective December 20, 2021. His resignation was not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Concurrently with such resignation, the following individuals were appointed to serve in the positions set forth next to their names, until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal:

Name	Position
HSIAO, Chung Pin	Chief Executive Officer and Director
HSIAO, Yu-Chiao	Secretary and Director
HSU, Cheng Hsing	Chief Financial Officer and Director

Chung Pin HSIAO and Yu Chiao HSIAO are siblings. Except as set forth in the foregoing, none of the directors or executive officers has a direct family relationship with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer. All officers and directors will serve in his or her positions without compensation. The Company hopes to enter into a compensatory arrangement with each officer in the future.

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The following is additional information regarding our directors and executive officers.

Mr. Chung Pin Hsiao joined us as our Chief Executive Officer and a director on December 20, 2021.  Mr. Hsiao has served as Chief Executive Officer of Sky Cosmos Limited since 2011, the Chief Executive Officer of Namg-Hong Technology Co., Ltd. since April 2011, the Chief Executive Officer of Chinlax International Co., Ltd since April 2015, the Chief Executive Officer of Oriental Green Energy Technology Inc. since August 2012, the Chief Executive Officer of Hengding Biotechnology Co., Ltd. and the Chief Executive Officer of Yuan Yun Food Co., Ltd. since November 2014. Mr. Hsiao brings to the Board his expertise in leading and operating technology companies.  Mr. Hsiao received his college degree in 2007 from The Wycliffian Society.

Mr. Cheng Hsing Hsu joined the Company as our Chief Financial Officer and director on December 20, 2021. He is the director and controlling shareholder of Orient Express & Co., Ltd., the controlling shareholder of the Company. He has served as the Chief Financial Officer of Nam Liong Group General Management Office since April 2003, the Supervisor at Namliong Global Corp(5450.TW)., Taiwan since June 2010, and the Supervisor of TIONG LIONG Corporation since May 2013. From January 2019 to July 2021, he served as a Director and the Chief Financial Officer of VIVIC CORP. (VIVC. Nasdaq QB), U.S.A.  He expects to be appointed to serve on the Board Directors of Times Education Holdings Australia, Pty. (TEH) in December 2021.  Mr. Hsu was the Associate General Manager of Dachan Foods (Asia)Company (3999.HK), Hong Kong from March 2001 to March, 2003.  From February 2000 to February 2001, he was the manager of Finance Department of Catcher Technology Company (2474.TW), Taiwan. From May 1993 to February 2000, he was the  Manager of Accounting  Department of Great Wall Enterprise Co., Ltd(1210.TW), Taiwan. Mr. Hsu brings to the Board his expertise in operational and financial expertise.  He received  a Bachelor of Accounting from Fengjia University, Taiwan and EMBA from  Chengjung University, Taiwan.

Ms. Yu Chiao Hsiao joined the Company as our Secretary and Director on December 20, 2021. She has served as the Chief Executive Officer of Eternalcare Business Ltd., Taiwan, since 2020 and Suzhou Greatsun Electronics & Communication Co., Ltd., China since 2016. She has also served on the board of directors of each of Ever Development Investment Co., Ltd., Taiwan and Ta Hsin Company Limited, Hong Kong since 2017. From 2015 to present, Ms. Hsiao has been the Director and Vice General Manager of Nam Liong Global Corp., Taiwan , a Supervisor of the Board of Great Legend Agriculture Development (HK) Ltd., Hong Kong and a Director of the Board of Elementech International Co., Ltd. Between 2010 and 2011, Ms. Hsiao was the Chief Operating Officer of Dongguan Xutai Sports Bag Manufactures Co., Ltd, China.  From 2008 to 2009, Ms. Hsiao was the Sales Director of Dongguan Proprene Sporting Goods Co., Ltd., China. She received her Bachelor’s Degree in Business Administration from Pacific Lutheran University in 2004.  Ms. Hsiao brings to our board her deep experience in international operations in the Asia region.

Item 5.01	Changes in Control of Registrant.

The disclosure provided in Item 2.01 above is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure provided in Item 2.01 above is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kreido Biofuels, Inc.
Dated: December 20, 2021

	By:	/s/ Chung Pin HSIAO
Chung Pin HSIAO
Chief Executive Officer and Director

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